UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Series 2018-GT1 Notes

On February 28, 2018, PennyMac Financial Services, Inc. (the “Company”), through its indirect subsidiary, PNMAC GMSR ISSUER TRUST (“Issuer Trust”), issued an aggregate principal amount of $650 million in secured term notes (the “2018-GT1 Notes”) to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). The 2018-GT1 Notes are secured by certain participation certificates relating to Ginnie Mae mortgage servicing rights (“MSRs”) and excess servicing spread relating to such MSRs that are financed by one of the Company’s indirect controlled subsidiaries, PennyMac Loan Services, LLC (“PLS”) pursuant to a structured finance transaction, which is further described in the Company’s Current Report on Form 8-K filed on December 21, 2016 (the “GNMA MSR Facility”).

The 2018-GT1 Notes bear interest at a rate equal to one-month LIBOR plus 2.85% per annum, payable each month beginning in March 2018, on the 25th day of such month or, if such 25th day is not a business day, the next business day. The 2018-GT1 Notes will mature on February 25, 2023 or, if extended pursuant to the terms of the Term Notes Indenture Supplement (as defined below), February 25, 2025 (unless earlier redeemed in accordance with their terms).  The 2018-GT1 Notes have been assigned an investment grade rating of BBB- by Kroll Bond Rating Agency, and will rank pari passu with (i) the secured term notes due August 25, 2022 issued by Issuer Trust on August 10, 2017 (the “2017-GT2 Notes”); and (ii) the Series 2016-MSRVF1 Notes dated December 19, 2016 (the “VFN”) issued by Issuer Trust to PLS.

The 2018-GT1 Notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold within the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

On February 28, 2018, the Company also redeemed all of the secured term notes due February 25, 2020 (the “2017-GT1 Notes”) previously issued by Issuer Trust.  The redemption amount for the 2017-GT1 Notes was $400 million plus all accrued and unpaid interest. The 2017-GT1 Notes are further described in the Company’s Current Report on Form 8-K filed on February 23, 2017.

Second Amended and Restated Base Indenture

The Term Notes were issued pursuant to the terms of (i) an amendment (the “Amendment”) to the second amended and restated base indenture, dated as of August 10, 2017 (the “Amended Base Indenture”), by and among Issuer Trust, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary (the “Indenture Trustee”), PLS, as the servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent, and Pentalpha Surveillance LLC, as credit manager; and (ii) a Series 2018-GT1 indenture supplement, dated as of February 28, 2018, to the Amended Base Indenture (the “Term Notes Indenture Supplement”). Other material terms of the Amended Base Indenture are described more fully in the Company’s Current Report on Form 8-K filed on August 16, 2017.

The foregoing descriptions of the Amendment and the Term Notes Indenture Supplement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

The VFN and the VFN Repurchase Agreement

On February 28, 2018, the Company, through Issuer Trust and/or PLS, also entered into (i) an amendment and restatement of its Series 2016-MSRVF1 indenture supplement (the “VFN Indenture Supplement”) to the Amended Base Indenture, and (ii) an amendment to that certain master repurchase agreement, dated as of December 19, 2016 (the “VFN Repurchase Agreement”), with CSFB, as administrative agent, and Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as purchaser, pursuant to which PLS sold the VFN to CSCIB with an agreement to repurchase such VFN at a later date (collectively, the “VFN Repurchase Amendments”). The primary purposes of the VFN Repurchase Amendments were to (i) reduce the maximum loan amount from $407 million to $400 million, all of which remains committed; and (ii) increase the advance rate on the VFN, providing additional borrowing capacity to PLS under the

VFN Repurchase Agreement.   The maximum loan amount may be reduced to the extent that the combined borrowed and/or purchased amounts outstanding under all of the credit agreements provided to the Company by CSFB, CSCIB and their affiliates exceed (i) a maximum combined purchase price of $1.5 billion, or (ii) a maximum combined committed purchase price of $700 million, as described more fully in the Company’s Current Report on Form 8-K filed on February 7, 2018.  The VFN Repurchase Agreement is set to expire on April 27, 2018. Other terms of the VFN Repurchase Agreement and the VFN remain the same in all material respects.

The foregoing descriptions of the VFN Repurchase Amendments,  including the VFN Indenture Supplement, the VFN Repurchase Agreement and the VFN do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the VFN Indenture Supplement, which has been filed with this Current Report on Form 8-K as Exhibit 10.3;  (ii) the full text of the amendment to the VFN Repurchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.4; (iii) the description of the VFN Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of such agreement attached thereto as Exhibit 10.9;  and (iv) the description of the VFN in the Company’s Current Report on Form 8-K as filed on December 21, 2016.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     Election of Directors.  On February 28, 2018, the Board of Directors (the “Board”) of the Company approved an increase in the size of the Board from ten to eleven directors and, in connection with such increase, elected Anne D. McCallion to fill the vacancy, effective immediately.  Ms. McCallion has not been appointed to serve on any committees of the Board at this time and will serve until the Company’s next annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier death, resignation or removal.

Ms. McCallion has been the Company’s senior managing director and chief enterprise operations officer since January 2017. Prior thereto, she served as the Company’s senior managing director and chief financial officer from February 2016 through December 2016 and as its chief financial officer from January 2013 to February 2016. Ms. McCallion also has served in a variety of similar executive positions at Private National Mortgage Acceptance Company, LLC, a direct controlled subsidiary of the Company, since May 2009. Ms. McCallion is responsible for overseeing the Company’s enterprise operations function and has management responsibility for legal, regulatory relations, human resources, technology infrastructure and corporate administration. Ms. McCallion is a seasoned executive with considerable experience in the financial and operational aspects of the mortgage banking business.

Directors who are employees of the Company or its subsidiaries do not receive compensation for their service as directors.  There are no other arrangements or understandings pursuant to which Ms. McCallion was elected as a director, and there are no related party transactions between the Company and Ms. McCallion.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

On February 28, 2018, at the recommendation of the Governance and Nominating Committee, the Board also approved an amendment and restatement to the Company’s bylaws. As amended and restated, the Company’s Second Amended and Restated Bylaws now provide for a majority voting standard in the election of directors in uncontested elections. In future uncontested elections of directors, a nominee for election as a director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for, against or affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present. In future contested elections, directors will be elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present. The Second Amended and Restated Bylaws also increased the maximum number of directors on the Board from ten to eleven.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which has been filed with this Current Report on Form 8-K as Exhibit 3.2.

Item 8.01. Other Events.

Corporate Governance Guidelines

On February 28, 2018, in connection with the change to a majority vote standard in the election of directors in uncontested elections, as provided in the Second Amended and Restated Bylaws, the Board also amended and restated the Company’s Corporate Governance Guidelines to provide that if any nominee for director fails to receive the affirmative vote of a majority of the total votes cast for, against or affirmatively withheld as to such individual in an uncontested director election, the director must offer to resign from the Board. The Governance and Nominating Committee will then consider the director’s offer to resign and recommend to the Board whether or not to accept such offer. Within 90 days after the date of certification of the election results, the Board must disclose its decision in a press release, filing with the United States Securities and Exchange Commission or by other public announcement.

A copy of the Company’s Corporate Governance Guidelines is available on the Investor Relations section of the Company’s website at www.ir.pennymacfinancial.com.

Election of Directors

On March 6, 2018, the Company also issued a press release announcing the election of Ms. McCallion as referenced in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of PennyMac Financial Services, Inc.
10.1

Amendment No. 1 to Second Amended and Restated Base Indenture, dated as of February 28, 2018, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, Credit Suisse First Boston Mortgage Capital LLC, and Pentalpha Surveillance LLC.

10.2

Series 2018-GT1 Indenture Supplement to Indenture, dated as of February 28, 2018, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, and Credit Suisse First Boston Mortgage Capital LLC.

10.3

Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018, by and among PNMAC GMSR ISSUER  TRUST, Citibank, N.A., PennyMac Loan Services, LLC and Credit Suisse First Boston Mortgage Capital LLC.

10.4

Amendment No. 1 to Master Repurchase Agreement, dated as of February 28, 2018, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, and PennyMac Loan Services, LLC.

99.1	Press release, dated March 6, 2018, issued by PennyMac Financial Services, Inc., pertaining to the election of Anne D. McCallion as director

EXHIBIT INDEX

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of PennyMac Financial Services, Inc.
10.1

Amendment No. 1 to Second Amended and Restated Base Indenture, dated as of February 28, 2018, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, Credit Suisse First Boston Mortgage Capital LLC, and Pentalpha Surveillance LLC.

10.2

Series 2018-GT1 Indenture Supplement to Indenture, dated as of February 28, 2018, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, and Credit Suisse First Boston Mortgage Capital LLC.

10.3

Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018, by and among PNMAC GMSR ISSUER  TRUST, Citibank, N.A., PennyMac Loan Services, LLC and Credit Suisse First Boston Mortgage Capital LLC.

10.4

Amendment No. 1 to Master Repurchase Agreement, dated as of February 28, 2018, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, and PennyMac Loan Services, LLC.

99.1	Press release, dated March 6, 2018, issued by PennyMac Financial Services, Inc., pertaining to the election of Anne D. McCallion as director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: March 6, 2018	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer